EXHIBIT 99

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
JANUARY 1, 2003 THROUGH JANUARY 31, 2003

DEBTORS' ADDRESS:          US Airways Group, Inc., et al.
                                                    2345 Crystal Dr.
                                                   Arlington, VA 22227

DEBTORS' ATTORNEYS:      John Wm. Butler, Jr.
                                                    John K. Lyons
                                                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                                                    333 W. Wacker Dr., Suite 2100
                                                    Chicago, IL 60606
                                                    (312) 407-0700

                                                    Lawrence E. Rifken (VSB No. 29037)
                                                    McGUIREWOODS LLP
                                                    1750 Tysons Boulevard, Suite 1800
                                                    McLean, VA 22102-4215
                                                    (703) 712-5000

REPORT PREPARER:             US Airways Group, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: February 27, 2003                                                                                     DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier/ Vice President and Controller                               By: /s/ Anita P. Beier
Address: 2345 Crystal Dr.
Arlington, VA 22227
Phone: 703-872-7000

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Table of Contents

I.   Monthly Operating Report Cover Page

II.  US Airways Group, Inc. Unaudited Consolidated Financial Statements

      A.  Condensed Consolidated Statement of Operations
      B.  Condensed Consolidated Balance Sheet (will be provided at the time the Company files its quarterly report on
            Form 10-Q for the quarter ended March 31, 2003)
      C.  Condensed Consolidated Statement of Cash Flows (will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended March 31, 2003)

III. Additional Schedules

      A.  Accounts Receivable Schedule, Accounts Payable Schedule, and Cash Balance
      B.  Description of Tax Trusts
      C.  Insurance Policies
      D.  Payments to Professionals
      E.  Banking Accounts and Financial Institution Relationships
      F.  Certifications

IV. Questionnaire

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 33,428 Represents total full time equivalents as of January 31, 2003.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes _____ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B and III-F
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B and III-F

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F
Page 3 of 14

                                                             UNITED STATES BANKRUPTCY COURT
                                                                   EASTERN DISTRICT OF VIRGINIA
                                                                           ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

12.

Actions of Debtors: During the reporting period, did the debtors:
 A.  Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No    X    If yes, explain:

B.  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes    X    No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes        No    X    If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 51,750

                                                                                                                                                              EXHIBIT II-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Statement of Operations
For the month ended January 31, 2003

                                                                                                        (in $000s)

Operating Revenues
Passenger transportation	$ 383,475
Cargo and freight	11,155
Other	82,365
Total Operating Revenues	476,995

Operating Expenses
Personnel costs	212,185
Aviation fuel	67,741
Aircraft rent	28,281
Other rent and landing fees	36,296
Aircraft maintenance	29,373
Selling expenses	32,908
Depreciation and amortization	22,476
Other	149,079
Total Operating Expenses	578,339

Operating Income (Loss)	(101,344)

Other Income (Expense)
Interest income	546
Interest expense, net	(26,477)
Reorganization items, net	25,862
Other, net	2,739
Other Income (Expense), Net	2,670

Income (Loss) Before Income Taxes	(98,674)
Provision (Credit) for Income Taxes	-

Net Income (Loss)	$ (98,674)

                                                                                                                                                                             EXHIBIT II-B

 UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Balance Sheet

The US Airways Group, Inc. balance sheet as of March 31, 2003 will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended March 31, 2003.

                                                                                                                                                            EXHIBIT II-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Statement of Cash Flows

The US Airways Group, Inc. statement of cash flows for the quarter ended March 31, 2003 will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended March 31, 2003.

                                                                                                                                                                                    EXHIBIT III-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Consolidated Accounts Receivable Aging
	Days Past Due	01/31/03

1.	0-30 Days	$214,509,126
2.	31-60 Days	21,665,474
3.	61-90 Days	7,156,271
4.	91+ Days	19,760,164
5.	Other (1)	40,512,044
6.	Total Accounts Receivable	303,603,079
7.	Amount Considered Uncollectible	(17,913,537)

8.	Accounts Receivable, Net (2)	$285,689,542

Notes:
(1)  Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.
(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

	Days Past Due	01/31/03

1	Current	$27,076,186
2.	1-7 Days	6,339,900
3.	8-30 Days	3,693,477
3.	31-60 Days	1,460,152
4.	61-90 Days	560,713
5.	91+ Days	237,841

6.	Total Accounts Payable (1)	$39,368,269

Notes:
(1) The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems, and in the event that a liability is estimated for financial reporting purposes, but no invoice was received as of January 31, 2003, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash Balance

Total Consolidated Cash Balance $512,674,000

                                                                                                                                                  EXHIBIT III-B

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1

This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. Since the date of funding, all payments associated with the following components have been paid through the trust and daily funding has occurred based on the estimated daily obligation.

The components of Trust 1
  -   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
  -   Federal unemployment taxes;
  -   Federal air transportation excise taxes;
  -   Federal security charges;
  -   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
  -   Federal Immigration and Naturalization Service (INS) fees;
  -   Federal customs taxes; and
  -   Federal jet fuel taxes

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. Since that date of funding, there has been no activity in Trust Fund 2.

The components of Trust 2
  -   State and local income tax withholding;
  -   Employment taxes and related charges;
  -   State unemployment and supplemental unemployment;
  -   Disability taxes; and
  -   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. Since the date of funding, there has been no activity in Trust Fund 3.

The components of Trust 3
  -   Passenger facility charges ("PFC")

                                                                                                                                                                 EXHIBIT III-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Insurance Policies

US Airways Group, Inc.

Coverage	Company	Policy No.	Term
Cargo Insurance	Firemans Fund Insurance Co.	OC94201200	1/1/03 - 1/1/04

(1) The above tables reflect changes to the insurance policies and coverages as disclosed in the Debtor's Monthly Operating Reports for the periods August 12, 2002 through December 31, 2002. All policies included in the Monthly Operating Reports for the periods August 12, 2002 through December 31, 2002 are still subject to the same terms unless noted above.

EXHIBIT III-D

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Payments to Professionals

	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid (1)	Total Paid to Date (2)	Total Incurred (3)

1.	Skadden, Arps, Slate, Meagher & Flom			-	$5,259,312	$10,056,785
2.	FTI Consulting, Inc. (4)			708,274	3,907,777	5,360,214

3.	The Seabury Group LLC			726,692	2,266,122	3,509,649

4.	O'Melveny & Myers LLP			260,940	1,405,116	1,908,395

5.	Ernst & Young Corporate Finance LLC			265,253	1,345,394	1,832,648

6.	Otterbourg, Steindler, Houston & Rosen, PC			638,006	1,290,438	1,818,836

7.	KPMG LLP			166,513	1,048,525	1,473,056

8.	McGuireWoods, LLP			120,363	514,638	803,186

9.	Vorys, Sater, Seymour and Pease LLP			29,545	181,322	262,567

	Total Payments			$2,915,586	$17,218,644	$27,025,336

Notes:

(1) Represents total of professional fees and out-of-pocket expenses paid during the reporting period.
(2) Represents total of professional fees and out-of-pocket expenses paid during the period August 12, 2002 through January 31, 2003.
(3) Represents total of professional fees and out-of-pocket expenses incurred for the period August 12, 2002 through December 31, 2002 which have been billed to the debtors through January 31, 2003. Amounts do not include fees and expenses to other Professionals as well as the Professionals listed herein which have not been billed to the debtors for the month of January 2003.
(4) The Business Recovery Services practice of PricewaterhouseCoopers LLP has changed its name to FTI Consulting, Inc. effective August 30, 2002.

                                                                                                                                                                                    EXHIBIT III-E

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Financial Institution Relationships

During the reporting period, the Debtors established a relationship with First Caribbean Bank. The Debtors also discontinued their relationship with Barclays Bank PLC. There have been no other changes in financial institution relationships during the current reporting period. See the Monthly Operating Reports for the periods August 12, 2002 through December 31, 2002 for a complete list of all other financial institution relationships, including any changes in relationships that have occurred since August 12, 2002.

                                                                                                                                                                                     EXHIBIT III-F

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies in effect during the reporting period have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of January 31, 2003.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: February 27, 2003                                                             By: /s/ Anita P. Beier

                                                                                                      Name: Anita P. Beier

                                                                                                      Title: Vice President and Controller

                                                                                                                                                                                    EXHIBIT IV

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1

The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2

In accordance with and authorized by the First Day Orders, assumption of executory contracts or resolution of reclamation claims, the Debtors have made certain payments on pre-petition liabilities.

Question 3

In accordance with an agreement made with a certain creditor, the Debtors have received a post-petition loan during the current reporting period.

Question 4

In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.